SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2004

ITRONICS INC.

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                                  Texas                                           33-18582                              75-2198369

                 (State or other jurisdiction                        (Commission File                        (IRS Employer

                       of incorporation)                                     Number)                              Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                     89509

(Address of Principal Executive Offices)                                                              Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 5: Other

On February 23, 2004 the Company announced that its fertilizer sales for January and February 2004 have exceeded the fertilizer sales for the first quarter of 2003. A copy of the press release is attached as exhibit 99.

Exhibits:

Exhibit 99 Press release dated February 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  ITRONICS INC.

                                                                                       (Registrant)

Date: March 2, 2004                                                            By: /S/ John W. Whitney

                                                                                                 John W. Whitney

                                                                                                 President, Treasurer and Director

                                                                                                 (Principal Executive and Financial

                                                                                                 Officer)